Note 1 - Summary of Significant Accounting Policies: Net Loss Per Share Calculation (Policies)	12 Months Ended
Dec. 31, 2012
Policies
Net Loss Per Share Calculation

Net Loss per Share Calculation

Basic net loss per common share is computed by dividing the net loss attributable to common stockholders by the weighted-average number of common shares outstanding for the period.   Diluted earnings per shares is computed similar to basic loss per share except that the denominator is increased to include the number of additional common shares that would have been outstanding if the potential common shares had been issued and if the additional common shares were dilutive.  During the fiscal year ended December 31, 2012, for the period March 3, 2011 (inception) to December 31, 2011, and cumulative from March 3, 2011 (inception) to December 31, 2012 the Company had no dilutive financial instruments issued or outstanding.